UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  February 27, 2009

FISCHER-WATT GOLD COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada (State or other jurisdiction of incorporation)	0-17386 (Commission File Number)	88-0227654 (IRS Employer Identification #)
2582 Taft Court, Lakewood, Colorado 80215 (Address of Principal Executive Office)

(303) 232-0292

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement

On October 2, 2008, Fischer-Watt Gold Company, Inc. (the “Company”) entered into a binding letter agreement with Tournigan Energy Ltd. to acquire its wholly-owned United States subsidiary, Tournigan USA Inc. (“TUSA”).  The prime asset in TUSA is its portfolio of mineral claims and leases on over 55,000 acres in Wyoming, South Dakota and Arizona that cover some of the most prospective uranium-bearing geology in the United States.  The Company reported the entry into this material definitive agreement on the Company's Current Report on Form 8-K filed with the Commission on October 6, 2008.

On February 27, 2009, the Company finalized the acquisition of TUSA.  Under the terms of the agreement, the Company has granted Tournigan Energy a 30% carried interest on each of the existing properties up to the completion of a feasibility study for any project encompassing any of these properties.  At that point, Tournigan Energy can elect to convert its interest into a 30% contributing working interest or allow its interest to dilute to a 5% net profits interest.  The Company delivered to Tournigan Energy an unsecured, interest-free promissory note, due August 31, 2009, in the amount of $325,327.  This was the amount paid by Tournigan Energy for the current year’s federal mineral claim maintenance fees and adjusted for existing working capital on the closing date.  Prior to August 31, 2009, the Company will also secure the release of, or reimburse Tournigan Energy for the existing reclamation bonds on the properties in the amount of $930,000 less any applicable reclamation costs.  All the claims and leases are 100% controlled in TUSA.  There are no further underlying agreements, payments or royalties on these claims and leases other than statutory federal and state fees and production royalties.  The Company reported the closing of the acquisition on the Company's Current Report on Form 8-K filed with the Commission on March 23, 2009.

The Company’s President and Chief Executive Officer, Peter Bojtos, is also a director of Tournigan Energy and has declared his interest in this transaction to the independent directors of the Company.

Section 9 – Financial Statement and Exhibits

Item 9.01.   Financial Statements and Exhibits.

(a)

Financial statements of business acquired.

The financial statements for TUSA, acquired as a wholly-owned subsidiary on February 27, 2009 (see Item 1.02 above) are filed herewith as Exhibit 99.1.

(b)

Pro forma financial information.

The pro-forma financial information for the acquisition of TUSA by the Company are included in the financial statements which are being filed herewith as Exhibit 99.1.

(d)

Exhibits.

Exhibit Number	Description
99.1

Tournigan USA Inc. – Audited Financial Statements as of September 30, 2008 and 2007; Tournigan USA Inc. – Unaudited Financial Statements for the Three Months Ended  December 31, 2008 and 2007; and Fischer-Watt Gold Company, Inc. Pro-Forma Consolidated Financial Statements (Unaudited) as of January 31, 2009

SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISCHER-WATT GOLD COMPANY, INC.

By:	/s/ Peter Bojtos
Peter Bojtos President and Chief Executive Officer

Dated:  August 3, 2009

EXHIBIT INDEX

Exhibit Number	Description
99.1

Tournigan USA Inc. – Audited Financial Statements as of September 30, 2008 and 2007; Tournigan USA Inc. – Unaudited Financial Statements for the Three Months Ended  December 31, 2008 and 2007; and Fischer-Watt Gold Company, Inc. Pro-Forma Consolidated Financial Statements (Unaudited) as of January 31, 2009

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